THE WACHOVIA FUNDS
                                            Wachovia Money Market Fund

                                        Wachovia Prime Cash Management Fund

                                     Wachovia U.S. Treasury Money Market Fund

                                        Wachovia Tax-Free Money Market Fund

                                               Institutional Shares
                                                 Investment Shares


                                        Statement of Additional Information
                                                 January 31, 2000

                                            (Revised February 2, 2000)


      This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectuses of The Wachovia Funds dated January 31, 2000 (Revised February 2, 2000).

      This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-994-4414.



      Contents

           How Are the Funds
      Organized?......................................................1
           Securities in Which the Funds
      Invest..............................................1
           What do Shares
      Cost?..............................................................8
           How Are the Funds
      Sold?...........................................................8
           How to Buy
      Shares.................................................................8
           How to Redeem
      Shares..............................................................9
           Account and Share
      Information.....................................................9
           Tax
      Information...........................................................9
           Who Manages and Provides Services to the
      Funds..........................................................10
           How do the Funds Measure
      Performance?........................................................12
           Financial
      Information....................................................14
           Investment
      Ratings.......................................................15

      Addresses..............................................................19
      Federated Securities Corp., Distributor, subsidiary of Federated Investors, Inc.
      2020203B (1/00)

2


HOW ARE THE FUNDS ORGANIZED?

The Wachovia Funds (the Trust) is an open-end, management investment company that established under the laws of the Commonwealth of Massachusetts on November 19, 1991. The Trust may offer separate series of shares representing interests in separate portfolios of securities. The Funds are diversified portfolios of the Trust. The Trust changed its name from The Biltmore Funds on July 31, 1997. The Board of Trustees (the Board) has established two classes of shares of the Funds, known as Institutional Shares and Investment Shares (Shares). This SAI relates to both classes of Shares. Each Fund offers both classes except for the Prime Cash Management Fund which offers only Investment Shares.


SECURITIES IN WHICH THE FUNDS INVEST

Following is a table that indicates which types of securities are a: o P = Principal investment of a Fund; (shaded in chart) o A = Acceptable (but not principal) investment of a Fund; or o N = Not an acceptable investment of a Fund.



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Securities                                   Money Market Fund     Prime Cash     U.S Treasury Fund    Tax-Free Fund
                                                                 Management Fund
---------------------------------------------
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Bank Instruments                                     A                  A                 N                  A
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Commercial Paper2                                    A                  A                 N                  A
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Corporate Debt Obligations                           A                  A                 N                  N
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Credit Enhancement7                                  A                  A                 N                  A
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Foreign Bank Instruments                             A                  A                 N                  N
---------------------------------------------                                     -------------------------------------
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Lending of Portfolio Securities5                     A                  A                 A                  N
---------------------------------------------                                     -------------------------------------
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Money Market Instruments1                            P                  P                 A                  A
----------------------------------------------------------------------------------
---------------------------------------------                                     -------------------------------------
Municipal Securities3                                N                  N                 N                  P
-----------------------------------------------------------------------------------------------------------------------
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Repurchase Agreements4                               A                  A                 A                  A
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Restricted and Illiquid Securities4                  A                  A                 N                  A
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Reverse Repurchase Agreements                        A                  A                 A                  A
                                             --------------------------------------------------------------------------
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Securities of Other Investment Companies             A                  A                 A                  A
                                             --------------------------------------------------------------------------
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Temporary Investments                                N                  N                 N                  A
                                             -------------------------------------                   ------------------
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U.S. Government Obligations                          A                  A                 P                  A
                                             --------------------------------------------------------------------------
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Variable Rate Demand Notes                           A                  A                 N                  A
---------------------------------------------
                                             --------------------------------------------------------------------------
When-Issued and Delayed Delivery                     A                  A                 A                  A
Transactions6
-----------------------------------------------------------------------------------------------------------------------

1. Rated in the highest short-term rating categories by one or more nationally recognized statistical rating organizations (NRSROs).
2. Rated A-1 by Standard & Poor's or Prime-1 by Moody's Investors Service.
3. The Tax-Free Fund may purchase up to 20% of its total net assets in municipal securities, the interest of which is subject to federal alternative minimum tax.
4. As a matter of practice, repurchase agreements providing for settlement in more than seven days after notice and other illiquid obligations will be limited to not more than 10% of each Fund's net assets. 5. The amount of portfolio securities each Fund will lend will be limited to not more than one-third of each Fund's total assets. 6. Each Fund does not intend to engage in such transactions to an extent that would cause the segregation of more than 20% of the total value of its assets. 7. A Fund may have more than 25% of its total assets invested in securities credit enhanced by banks.

Securities Descriptions and Techniques

Fixed Income Securities
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which a Fund may invest.

     Treasury Securities
     Treasury securities are direct obligations of the federal government of the United States. Investors regard treasury securities as having the lowest credit risks.

     Agency Securities
     Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full, faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as treasury securities.

     The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

     Corporate Debt Securities
     Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely amount issuers.

     The credit risk of an issuer's debt security may also vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

         Commercial Paper
         Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or borrowings from bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

         Demand Instruments
         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

     Bank Instruments
     Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

     Credit Enhancement
     Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security after the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the investment adviser may evaluate the credit risk of a fixed income security based solely upon its credit enhancement.

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. Following a default, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Tax Exempt Securities
Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

     General Obligation Bonds
     General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

     Special Revenue Bonds
     Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

         Private Activity Bonds
         Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

         The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Tax-Free Fund may invest in bonds subject to AMT.

     Tax Increment Financing Bonds
     Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

     Municipal Notes
     Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

     Variable Rate Demand Instruments
     Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

     Municipal Leases
     Municipalities frequently enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by failing to include the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

     The Fund typically invests in securities supported by pools of municipal leases. The most common type of lease backed securities are certificates of participation (COPs). However, the Fund may also invest directly in individual leases.

Special Transactions

     Repurchase Agreements
     Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the investment adviser.

     The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The investment adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

     Repurchase agreements are subject to credit risks.

     Reverse Repurchase Agreements
     Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

     Delayed Delivery Transactions
     Delayed delivery transactions are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

         To Be Announced Securities (TBAs)
         As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

     Securities Lending
     A Fund may lend portfolio securities to borrowers that the investment adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

     The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

     Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

     Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

Investment Risks

Leverage Risks
o Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

o Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Interest Rate Risks
o Prices of fixed income securities rise and fall in response to interest rate changes in the interest rate paid by for similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks
o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the investment adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Prepayment Risks
o Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment , refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

     For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

     Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

o Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Investment Limitations
      Issuing Senior Securities and Borrowing Money
         The Funds will not issue senior securities, except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.

      Lending Cash or Securities
         The Funds will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Money Market Fund or the Prime Cash Management Fund from purchasing or holding money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective, policies, and limitations or Declaration of Trust or prevent the Treasury Money Market Fund from purchasing or holding U.S. government securities, including repurchase agreements, permitted by its investment objective and policies.

         The Tax-Free Fund will not lend any of its assets, except that it may acquire publicly or non-publicly issued Municipal Securities or temporary investments or enter into repurchase agreements, in accordance with its investment objective, policies and limitations.

      Investing in Real Estate
         The Money Market Fund and the Prime Cash Management Fund will not purchase or sell real estate, including limited partnership interests, although they may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         The Treasury Money Market Fund and the Tax-Free Money Market Fund may not purchase or sell real estate, including limited partnership interests, although the Tax-Free Money Market Fund may invest in securities secured by real estate or interests in real estate.

      Investing in Commodities
         The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

      Diversification of Investments
         With respect to securities comprising 75% of the value of its total assets, the Money Market Fund, Prime Cash Management Fund and Tax-Free Money Market Fund each will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities, or, with respect to the Treasury Money Market Fund, collateralized by U.S. Treasury Securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

      Concentration of Investments
         The Money Market Fund and the Prime Cash Management Fund each will not invest 25% or more of the value of its total assets in any one industry. Each Fund may invest 25% or more of the value of its total assets in cash or certain money market instruments, (including, with respect to the Prime Cash Management Fund, instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment), securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

         The Tax-Free Money Market Fund will not purchase securities, if, as a result of such purchase 25% or more of the value of its assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar type projects. However, the Fund may invest, as a temporary investments, more than 25% of the value of its assets in cash or certain money market instruments, including securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities or instruments secured by these money market instruments, such as repurchase agreements.

      Underwriting
         Each Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

The above investment limitations cannot be changed by the Board of Trustees (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act. without shareholder approval. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

      Selling Short and Buying on Margin
         The Funds will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.

      Investing in Restricted Securities
         The Money Market Fund and the Prime Cash Management Fund each will not invest more than 10% of its net assets in securities subject to restrictions in resale under federal securities law, except for Section 4(2) commercial paper and other restricted securities determined to be liquid under criteria established by the Trustees.

         The Tax-Free Money Market Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities law, except for restricted securities determined to be liquid under criteria established by the Trustees.

      Investing in Illiquid Securities
         The Money Market Fund and the Prime Cash Management Fund each will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed income time deposits with maturities over seven days, and restricted securities which have not been determined to be liquid under criteria established by the Trustees.

         The Tax-Free Money Market Fund and the Treasury Money Market Fund each will not invest more than 10% of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, and, with respect to Tax-Free Money Market Fund, in restricted securities which have not been determined to be liquid under criteria established by the Trustees.

      Investing in Securities of Other Investment Companies
         The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general, unless it is permitted to exceed these limitations by action of the SEC. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. It should be noted that investment companies incur certain expenses, such as custodian and transfer agent fees, and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

Each Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

Each Fund does not expect to borrow money in excess of 5% of the value of its net assets or invest in securities of closed-end investment companies during the coming fiscal year.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan, having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment , to be "cash items."

Regulatory Compliance
The Funds may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Funds will comply with the various requirements of Rule 2a-7 (the Rule), which regulates money market mutual funds. The Funds will determine the effective maturity of their investments according to the Rule. The Funds may change these operational policies to reflect changes in the laws and regulations without the approval of their shareholders.

WHAT DO SHARES COST?

Each Fund attempts to stabilize the value of a Share at $1.00.

Use of the Amortized Cost Method
The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Funds computed by dividing the annualized daily income on each Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Funds' use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the "Rule") promulgated by the SEC under the 1940 Act. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund's investment objective. The procedures includes monitoring the relationship between the amortized cost value per Share and the net asset value per Share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.


Former Trust Customers
Former trust customers of Wachovia Bank, N.A. whose trust relationship transferred to State Street Bank & Trust Company during the period September 3, 1999 through June 30, 2000 may continue to hold the Institutional Shares of The Wachovia Funds.

Rule 12b-1 Plan
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of bank, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. Also, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will a Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

HOW TO BUY SHARES

Exchanging Securities For Shares
You may contact the Distributor to request a purchase of Shares in an exchange for securities you own. The Funds reserve the right to determine whether to accept your securities and the minimum market value to accept. Each Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

Conversion to Federal Funds
It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Wachovia Bank acts as the shareholders' agent in depositing checks and converting them to federal funds.

HOW TO REDEEM SHARES

Redemption In Kind
Although each Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

ACCOUNT AND SHARE INFORMATION

Voting Rights
Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All classes of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders will be called by the Trustees upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of January 4, 2000, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the Funds. Unless otherwise noted, the address of the shareholder is 301 North Main Street, Winston-Salem, NC 27101.




---------------------------------------- -------------------------------------- ---------------------- ------------------------
Shareholder Name                         Fund                                   Share Class            Percentage Owned
---------------------------------------- -------------------------------------- ---------------------- ------------------------
---------------------------------------- -------------------------------------- ---------------------- ------------------------
Wachovia Brokerage Services              Money Market Fund                      Investment             94.49%
                                         Tax Free Money Market Fund             Investment             100.00%
                                         U.S. Treasury Money Market Fund        Investment             95.88%

---------------------------------------- -------------------------------------- ---------------------- ------------------------
---------------------------------------- -------------------------------------- ---------------------- ------------------------
Wachovia Bank, N.A.                      Money Market Fund                      Institutional          100.00%
                                         Tax Free Money Market Fund             Institutional          100.00%
                                         U.S. Treasury Money Market Fund        Institutional          100.00%
                                         Prime Cash Management Fund             Institutional          100.00%
---------------------------------------- -------------------------------------- ---------------------- ------------------------


Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

Federal Income Tax
Each Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, the Funds will not receive special tax treatment and will pay federal income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

Board Of Trustees
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member is provided below and includes the following data: name, address, birthdate, present position(s) held with the Trust, principal occupations for the past five years, total compensation received as a Trustee from the Trust as part of the Fund Complex for the most recent fiscal year. Each of the Trustees and officers listed below holds an identical position with The Wachovia Municipal Funds, another investment company. The Wachovia Funds are comprised of fourteen Funds and The Wachovia Municipal Funds are comprised of four funds, together they form the Fund Complex.

An asterisk (*) denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940. As of January 4, 2000, the Funds' Board and Officers as a group owned less than 1% of the Funds' outstanding Shares. An ^ denotes retiring as a member of the Board of Trustees on February 23, 2000.




---------------------------------- ----------------------------------------------------------------------    -------------------
              Name                                     Occupations for past 5 Years                              Aggregate
            Birthdate                                                                                        Compensation from
             Address                                                                                            Fund Complex
      Position with Trusts
---------------------------------- ----------------------------------------------------------------------    -------------------
---------------------------------- ----------------------------------------------------------------------    -------------------
James A. Hanley                    Retired;  Vice President and Treasurer,  Abbott Laboratories  (health     $33,200
August 13, 1931                    care products) (until 1992).
4272 Sanctuary Way
Bonita Springs, FL
Trustee
---------------------------------- ----------------------------------------------------------------------    -------------------
---------------------------------- ----------------------------------------------------------------------    -------------------
Samuel E. Hudgins                  Hudgins Consulting, LLC (independent consultant); President,              $33,200
March 4, 1929                      Percival Hudgins & Company, LLC (investment bankers/financial
715 Whitemere Court, N.W.          consultants) (until September 1997); Director, Atlantic American
Atlanta, GA                        Corporation (insurance holding company).
Trustee
---------------------------------- ----------------------------------------------------------------------    -------------------
---------------------------------- ----------------------------------------------------------------------    -------------------
J. Berkely Ingram, Jr.^            Real estate investor and partner; formerly, Vice Chairman,                $26,000
April 17, 1924                     Massachusetts Mutual Life Insurance Company.
114-L Reynolda Village
Winston-Salem, NC
Trustee
---------------------------------- ----------------------------------------------------------------------    -------------------
---------------------------------- ----------------------------------------------------------------------    -------------------
D. Dean Kaylor                     Retired; Executive Vice President and Chief Financial Officer, NBD        $26,000
June 29, 1930                      Bank, N.A. and NBD Bancorp, Inc. (bank and bank holding company)
2835 Greenbriar                    (until 1990).
Harbor Springs, MI
Trustee
---------------------------------- ----------------------------------------------------------------------    -------------------
---------------------------------- ----------------------------------------------------------------------    -------------------
Alvin J. Schexnider, Ph.D.         Director, Office of Health Policy Development, Wake Forest                $26,000
May 26, 1945                       University School of Medicine (since February 2000); Chancellor,
3174 Turkey Hill Road              Winston-Salem State University (1996 to January 2000); Formerly,
Winston-Salem, NC 27106            Vice Provost, Virginia Commonwealth University (1987 to 1996).
Trustee
---------------------------------- ----------------------------------------------------------------------    -------------------
---------------------------------- ----------------------------------------------------------------------    -------------------
Charles S. Way, Jr.*               President and CEO, The Beach Company and its various affiliated           $26,000
December 18, 1937                  companies and partnerships.
211 King Street
Suite 300
Charleston, SC
Trustee
---------------------------------- ----------------------------------------------------------------------    -------------------






---------------------------------- ----------------------------------------------------------------------    -------------------
John W. McGonigle                  Executive Vice President and Secretary of the Federated Fund              $0
October 26, 1938                   Complex; Executive Vice President, Secretary and Director, Federated
Federated Investors Tower          Investors, Inc.; Trustee, Federated Investment Management Company
Pittsburgh, PA                     and Federated Investment Counseling; Director, Federated Global
President and Treasurer            Investment Management Corp, Federated Services Company and
                                   Federated Securities Corp.
---------------------------------- ----------------------------------------------------------------------    -------------------
---------------------------------- ----------------------------------------------------------------------    -------------------
Charles L. Davis, Jr.              Vice President, Federated Services Company.                               $0
March 23, 1960
Federated Investors Tower
Pittsburgh, PA
Vice   President   and  Assistant
Treasurer
---------------------------------- ----------------------------------------------------------------------    -------------------
---------------------------------- ----------------------------------------------------------------------    -------------------
Peter J. Germain                   Senior  Vice  President  and  Director  of  Mutual  Funds   Services,     $0
September 3, 1959                  Federated  Services  Company;  formerly,  Senior  Corporate  Counsel,
Federated Investors Tower          Federated Services Company.
Pittsburgh, PA
Secretary
---------------------------------- ----------------------------------------------------------------------    -------------------


Investment Adviser
The Adviser, Wachovia Asset Management, conducts investment research and makes investment decisions for the Funds. The Adviser is a business unit of Wachovia Bank, N.A.

The Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

Administrator

Federated Services Company, a subsidiary of Federated Investors, Inc., (Federated) provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds.
  Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of The Wachovia Funds and The Wachovia Municipal Funds (excluding Wachovia Prime Cash Management Fund) as specified below:
            Maximum                  Average Aggregate Daily Net
        Administrative Fee               Assets of the Funds
        ------------------               -------------------
           .10 of 1%                     on the first $3.5 billion
           .06 of 1%                     on $3.5 billion to $5.0 billion
           .04 of 1%                     on $5.0 billion to $10 billion
           .03 of 1%                     on $10.0 billion to $20.0 billion
           .02 of 1%                     on assets in excess of $20.0 billion

     Federated Services Company provides these services for an annual fee equal to .05 of 1% of the Wachovia Prime
Cash Management Fund's average daily net assets.

Custodian
Wachovia Bank, N.A., is custodian (the Custodian) for the securities and cash of the Funds. Under the Custodian Agreement, the Custodian holds the Funds' portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services to be provided to the Trust pursuant to the Custodian Agreement, the Trust pays the Custodian an annual fee based upon the average daily net assets of each Fund and which is payable monthly. The Custodian will also charge transaction fees and out-of-pocket expenses.

Transfer Agent And Dividend Disbursing Agent
Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments.

Independent Auditors
The independent auditors for the Funds, Ernst & Young LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.



Fees Paid By The Funds For Services
------------------------ ---------------------------------------- ------------------------------------ --------------
Fund                               Advisory Fee Paid/                   Administrative Fee Paid          12b-1 Fee
                                   Advisory Fee Waived                 Administrative Fee Waived           Paid
                                                                  ------------------------------------ --------------
                         ---------------------------------------- ------------------------------------ --------------
                                For the fiscal year ended              For the fiscal year ended          For the
                                      November 30,                           November 30,               fiscal year
                                                                                                           ended
                         ---------------------------------------- ------------------------------------
                         -----------------------------------------------------------------------------
                             1999         1998         1997         1999         1998        1997      November 30,
                                                                                                           1999
---------------------------------------------------------------------------------------------------------------------
Money Market Fund        $4,298,578   $2,852,311   $2,133,189    $715,029    $538,074     $357,303    $2,204,402
                         $2,031,498   $1,483,247   $1,207,652    $0          $0           $0
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Prime Cash Management    $5,565,471   $5,235,535   $4,057,063    $927,578    $853,922     $1,132,184  N/A
Fund                     $3,551,920   $3,308,314   $2,841,827    $0          $0           $383,724
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Fund       $3,415,568   $3,390,866   $3,023,600    $573,461    $641,336     $507,009    $789,762
                         $2,576,070   $2,669,811   $2,489,781    $0          $0           $0
                                                                                                      ---------------
---------------------------------------------------------------------------------------------------------------------
Tax-Free Fund            $2,104,651   $1,878,120   $1,318,455    $353,303    $353,629     $220,229    $606,130
                         $1,626,095   $1,562,980   $1,185,295    $0          $0           $0
---------------------------------------------------------------------------------------------------------------------


Fees are allocated among Classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees which are borne only by the applicable Class of Shares.

HOW DO THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Funds' or any class of Shares' expenses; and various other factors.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Yield
Each Fund calculates its yield for both classes of Shares daily, based upon the seven days ending on the day of the calculation, called the "base period." This yield is computed by:

         determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares;

     dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by (365/7).

Effective Yield
The Funds' effective yield for both classes of Shares is computed by compounding the unannualized base period return by:
         adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.


-------------------------------------- ---------------------------------- -----------------------------------
Fund                                                 Yield                         Effective Yield
                                          for the 7-day period ended          for the 7-day period ended
                                               November 30, 1999                  November 30, 1999
                                       ---------------------------------- -----------------------------------
                                       ---------------- ----------------- ----------------- -----------------
                                        Institutional      Investment      Institutional       Investment
                                           Shares            Shares            Shares            Shares
-------------------------------------- ---------------- ----------------- ----------------- -----------------
-------------------------------------- ---------------- ----------------- ----------------- -----------------
Money Market Fund                           5.39%            4.99%             5.54%             5.12%
-------------------------------------- ---------------- ----------------- ----------------- -----------------
-------------------------------------- ---------------- ----------------- ----------------- -----------------
Prime Cash Management Fund                  5.55%             N/A              5.70%              N/A
-------------------------------------- ---------------- ----------------- ----------------- -----------------
-------------------------------------- ---------------- ----------------- ----------------- -----------------
U.S. Treasury Fund                          5.32%            4.92%             5.04%             5.46%
-------------------------------------- ---------------- ----------------- ----------------- -----------------
Tax-Free Fund                               3.44%            3.04%             3.50%             3.09%
-------------------------------------- ---------------- ----------------- ----------------- -----------------


Tax-Equivalent Yield-Tax-Free Fund
The tax- equivalent yield of Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The tax-equivalent yields for the Tax-Free Money Market Fund's Institutional Shares and Investment Shares for the seven-day period ended November 30, 1999 were 5.70% and 5.03%, respectively.

Tax Equivalency Table-Tax-Free Fund
Set forth below is the sample tax-equivalency table that may be used in advertising and sales literature. The table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of a Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.




TAX EQUIVALENCY TABLE
Taxable Yield Equivalent for 2000 Multi-State Municipal Fund

Federal Income Tax Bracket:               15.00%           28.00%             31.00%           36.00%          39.60%
Joint Return                           $1-43,850  $43,851-105,950   $105,951-161,450  $161,451-288,350   Over 288,350
Single Return                          $1-26,250   $26,251-63,550    $63,551-132,600  $132,601-288,350   Over 288,350
Tax Exempt Yield:                     Taxable Yield Equivalent:
1.00%                                      1.18%            1.39%              1.45%            1.56%           1.66%
1.50%                                      1.76%            2.08%              2.17%            2.34%           2.48%
2.00%                                      2.35%            2.78%              2.90%            3.13%           3.31%
2.50%                                      2.94%            3.47%              3.62%            3.91%           4.14%
3.00%                                      3.53%            4.17%              4.35%            4.69%           4.97%
3.50%                                      4.12%            4.86%              5.07%            5.47%           5.79%
4.00%                                      4.71%            5.56%              5.80%            6.25%           6.62%
4.50%                                      5.29%            6.25%              6.52%            7.03%           7.45%
5.00%                                      5.88%            6.94%              7.25%            7.81%           8.28%
5.50%                                      6.47%            7.64%              7.97%            8.59%           9.11%
6.00%                                      7.06%            8.33%              8.70%            9.38%           9.93%
6.50%                                      7.65%            9.03%              9.42%           10.16%          10.76%
7.00%                                      8.24%            9.72%             10.14%           10.94%          11.59%
7.50%                                      8.82%           10.42%             10.87%           11.72%          12.42%
8.00%                                      9.41%           11.11%             11.59%           12.50%          13.25%
8.50%                                     10.00%           11.81%             12.32%           13.28%          14.07%
9.00%                                     10.59%           12.50%             13.04%           14.06%          14.90%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Performance Comparisons
Advertising and sales literature may include:

o    references  to  ratings,   rankings,   and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

         Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the "institutional tax exempt money market funds" and "tax exempt money market funds" categories in advertising and sales literature.

         Salomon Brothers Six-Month Prime Muni Notes is an index of selected municipal notes, maturing in six months, whose yields are chosen as representative of this market. Calculations are made weekly and monthly.

         Salomon Brothers One-Month Tax-Exempt Commercial Paper is an index of selected tax-exempt commercial paper issues, maturing in one month, whose yields are chosen as representative of this particular market. Calculations are made weekly and monthly. Ehrlich-Bober & Co., Inc. also tracks this Salomon Brothers index.

         Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day compound (effective) yield. From time to time, the Funds will quote its Money ranking in advertising and sales literature.

         IBC/Donoghue's Money Fund Report publishes annualized yields of hundreds of money market funds on a weekly basis and, through its Money Market Insight publication, reports monthly and 12-month-to-date investment results for the same money funds.

         Bank Rate Monitor National Index, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended November 30,1999 are incorporated herein by reference to the Annual Reports to Shareholders of the Funds dated November 30, 1999.

INVESTMENT RATINGS

Standard & Poor's Corporate Bond Ratings
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

C -- The rating "C" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

NR--NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P may apply a plus (+) sign or minus (-) sign to the above rating classifications to show relative standing within the classifications.

Moody's Investors Service Corporate Bond Rating
Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects or ever attaining any real investment standing.

NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's Investors Service Commercial Paper Rating Definitions
Prime-1--Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "Prime-1" repayment capacity will normally be evidenced by many of the following characteristics:

o        Leading market positions in well-established industries;
o        High rates of return on funds employed;
o Conservative capitalization structure with moderate reliance on debt and ample asset protection; o Broad margins in earnings coverage of fixed financial charges and high internal cash generation; or o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Municipal Bond Ratings
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC--Debt rated "BB," "B," "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these outweighed by large uncertainties of major risk exposure to adverse conditions.

C--The rating "C" is reversed for income bonds on which no interest is being paid.

D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Standard & Poor's Municipal Note Ratings
SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

Moody's Investors Service Municipal Bond Ratings
Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Investors Service Short-Term Debt Ratings
Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o        Leading market positions in well established industries;
o        High rates of return on funds employed;
o Conservative capitalization structure with moderate reliance on debt and ample asset protection; o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Investors Service Short Term Loan Ratings
MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3--This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



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ADDRESSES

The Wachovia Funds
Institutional Shares and Investment Shares          101 Greystone Boulevard
                                                    SC-9215
                                                    Columbia, SC 29226

Distributor
Federated Securities Corp.                          Federated Investors Tower
                                                    1001 Liberty Avenue,
                                                    Pittsburgh, PA 15222-3779

Investment Adviser
Wachovia Asset Management                           100 North Main Street
                                                    Winston-Salem, NC 27101

Custodian
Wachovia Bank, N.A.                                 100 North Main Street
                                                    Winston-Salem, NC 27101

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company              Federated Investors Tower
                                                    1001 Liberty Avenue
                                                    Pittsburgh, PA 15222-3779

Independent Auditors
Ernst & Young LLP                                   200 Clarendon Street
                                                    Boston, MA 02116